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SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2004

TRANSMONTAIGNE INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-11763 (Commission File No.)	06-1052062 (IRS Employer Identification No.)
1670 Broadway, Suite 3100, Denver, Colorado 80202 (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (303) 626-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of TransMontaigne Inc. under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

        On September 23, 2004, TransMontaigne Inc. announced its consolidated financial results for the three months and year ended June 30, 2004. A copy of the press release (the "Press Release") is furnished to the United States Securities and Exchange Commission (the "Commission") with this current report on Form 8-K as Exhibit 99.1.

        The information in this current report, including Exhibit 99.1, is being furnished pursuant to Item 2.02 and General Instruction B.2. of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Financial statements.

Not applicable

(b)
Pro forma financial information.

Not applicable

(c)
Exhibits.

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Inc. earnings press release dated September 23, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, TransMontaigne Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSMONTAIGNE INC.
Dated: September 24, 2004	By:	/s/ RANDALL J. LARSON Randall J. Larson Executive Vice President

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Inc. earnings press release dated September 23, 2004.

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  Item 2.02 Results of Operations and Financial Condition.
  Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
Exhibit Index